UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2024

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Carnegie Ave, 4th Floor

Cleveland, OH 44103

(Address of principal executive offices) (Zip Code)

(646) 813-4701

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of Abeona Therapeutics Inc. (the “Company”) approved the Second Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan (the “Second A&R Plan”) at the Company’s special meeting of stockholders on December 20, 2024 (the “Special Meeting”). The Company’s Board of Directors (the “Board”), upon the recommendation of the Compensation Committee of the Board, previously approved the Second A&R Plan on November 1, 2024, subject to stockholder approval. Additional information regarding the results of the Special Meeting is set forth below in this Report under Item 5.07.

The Second A&R Plan increases the number of common shares, par value $0.01 per share, of the Company reserved for issuance under the plan by 5,200,000 shares, from 3,200,000 shares to 8,400,000 shares.

The foregoing description of the Second A&R Plan does not purport to be complete and is qualified in its entirety by the full text of the Second A&R Plan, which is attached as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 12, 2024, and is incorporated by reference herein as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Special Meeting was held virtually on December 20, 2024 at 9:00 a.m., Eastern Time. Of the 43,593,484 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting, 24,567,979 shares (or 56.35%), constituting a quorum, were represented in person (online) or by proxy at the Special Meeting. The following matters were acted upon:

Proposal 1. Approval of an Increase in the Number of Shares Reserved for Issuance Under the Second A&R Plan.

A proposal to approve an increase in the number of shares reserved for issuance under the Second A&R Plan from 3,200,000 to 8,400,000 shares was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,996,641	2,876,261	695,077	0

Proposal 2. Approval of Possible Adjournment of the Special Meeting.

Proposal 2, the approval of the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve Proposal 1, was not presented to the stockholders at the meeting, as a quorum had been established and preliminary voting results indicated that Proposal 1 was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,642,686	2,855,992	69,301	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan (incorporated by reference to our Definitive Proxy Statement on Schedule 14A filed on November 12, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Joseph Vazzano
Name:	Joseph Vazzano
Title:	Chief Financial Officer

Date: December 20, 2024